Exhibit 32.2
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                     GIANT MOTORSPORTS, INC.

                         Certifications


                    CERTIFICATION PURSUANT TO

                     18 U.S.C. SECTION 1350

                     AS ADOPTED PURSUANT TO

          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report OF Giant Motorsports, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1.    The  Report  fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company as of and for the period covered in the Report.



                                   /s/Russell A. Haehn
                                   ------------------------------
                                   Russell A. Haehn
                                   Chief Executive Officer


Date:     November 12, 2004